Independent Auditors' Report
The Shareholder and the Board of Trustees
CTB Securities Trust Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTB Securities Trust Fund (the
Fund) as of December 31, 2000 and the related statement of operations, statement of changes in net assets, statement of cash flows and financial highlights for the period from September 11, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Fund has prepared and issued financial statements of CTB Securities
Fund as of December 31, 2000 and for the period from September 11, 2000 (commencement of operations) to December 31, 2000, including a complete portfolio of investments. Our independent auditors' report on those financial statements (not included herein), dated February 23, 2001 expressed an unqualified opinion. Certain information relating to the names of individual borrowers in the portfolio of investments contained in the accompanying financial statements has been deleted in connection with the Fund's pending request that such information be afforded confidential treatment

In our opinion, the accompanying financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of CTB Securities Trust Fund as of December 31, 2000 andthe results of its operations, its changes in net assets, its cash flows and financial highlights for the period from September 11, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


KPMG  LLP
Los Angeles, California
February 23, 2001